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                                                                    EXHIBIT 99.1

                                    CONSENT


TO:  Board of Directors
     WorldQuest Networks, Inc.

     The undersigned hereby consents to being named as an executive officer of WorldQuest Networks, Inc. in its Form SB-2 Registration Statement filed with the Securities and Exchange Commission.


                              /s/ Mark C. Levy
                              ---------------------------------
                              Mark C. Levy

                              Date: July 12, 1999